UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 11, 2005
KRATON Polymers LLC
(Exact name of registrant as specified in its charter)

Delaware	333-123747	94-2805249

(State or other jurisdiction of	(Commission	(I.R.S. Employer Identification No.)
incorporation)	File Number)

700 Milam Street, Suite 1300	77002
Houston, Texas

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	832-204-5400
Not Applicable

Former name or former address, if changed since last report
Polymer Holdings LLC
(Exact name of registrant as specified in its charter)

Delaware	333-123749	20-0411521

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

700 Milam Street, Suite 1300	77002
Houston, Texas

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	832-204-5400
n/a

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Compromise Agreement - Roger P. Morgan
Separation Agreement & General Release & Waiver - Robert A. Newman

Item 1.02 Entry into a Material Definitive Agreement
On October 4, 2005, KRATON Polymers LLC (the “Company”) entered into an Compromise Agreement with Roger P. Morgan with the terms set forth in Exhibit 99.1 attached hereto. The last date of Mr. Morgan’s employment was October 7, 2005.
The terms of the compromise agreement with Mr. Morgan provide, among other things, a lump sum severance payment of £136,500, the continuation of his monthly base salary for up to six months beginning six months after the date of his termination and the repurchase of Mr. Morgan’s ownership interests in KRATON Polymers Management LLC. Mr. Morgan will also be subject to customary confidentiality and non-disparagement provisions.
Also, on October 4, 2005, the Company entered into an Separation Agreement and General Release and Waiver with Robert A. Newman with the terms set forth in Exhibit 99.2 attached hereto. Mr. Newman’s last date of employment was September 30, 2005.
The terms of the separation agreement with Mr. Newman provide, among other things, a lump sum severance payment of $73,513, the continuation of his annual base salary for up to one year, the repurchase of Mr. Newman’s ownership interests in KRATON Polymers Management LLC and the continuation of Mr. Newman’s 200,000 vested options for a period of five years after the date of his termination. Mr. Newman will forfeit 800,000 unvested options and will be subject to customary confidentiality and non-disparagement provisions.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits

99.1	Compromise Agreement dated October 4, 2005, between the Company and Roger P. Morgan.

99.2	Separation Agreement and General Release and Waiver dated October 4, 2005, between the Company and Robert A. Newman.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRATON Polymers LLC
October, 11, 2005	By:	Joseph J. Waiter
		Name:	Joseph J. Waiter
		Title:	Vice President and General Counsel

Polymer Holdings LLC
October, 11, 2005	By:	Joseph J. Waiter
		Name:	Joseph J. Waiter
		Title:	Vice President and General Counsel

Exhibit Index
Exhibit Number	Description

99.1	Compromise Agreement dated October 4, 2005, between the Company and Roger P. Morgan.

99.2	Separation Agreement and General Release and Waiver dated October 4, 2005, between the Company and Robert A. Newman.